SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                        Date of Report: February 11, 2008





                          CARBONICS CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             22-3328734
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(State of other jurisdiction of                                    (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                  10019
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)


                             GreenShift Corporation
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                   (Former Name, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.03         Amendments to Certificate of Incorporation

Effective on February 11, 2008, GreenShift Corporation filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Incorporation. The amendments (i) changed the name of the corporation to "Carbonics Capital Corporation," (ii) effected a reverse split of its common stock in a ratio of one-for-twenty, and (iii) increased the corporation's authorized common stock from 200,000,000 shares, $.001 par value per share, to 520,000,000 shares, $.001 par value per share.

Item 9.01         Financial Statements and Exhibits

Exhibits

3-a Certificate of Amendment of Certificate of Incorporation filed on February 6, 2008, effective on February 11, 2008 at 6:00 p.m. Eastern Standard Time.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             CARBONICS CAPITAL CORPORATION

                             By: /s/ Kevin Kreisler
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                                     Kevin Kreisler, Chief Executive Officer

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